GREAT-WEST FUNDS, INC.

(“Great-West Funds”)

Great-West Real Estate Index Fund

(the “Fund”)

Initial Class Shares

Supplement dated October 21, 2013 to the Prospectus and Summary Prospectus for

Great-West Real Estate Index Fund, each dated May 1, 2013, and the Statement of

Additional Information for Great-West Funds, Inc., dated May 1, 2013

Effective immediately, Maximilian Kaufman is no longer a portfolio manager of the Fund. All references to Maximilian Kaufman in the Prospectus, Summary Prospectus and Statement of Additional Information are removed.

This Supplement must be accompanied by, or read in conjunction with, the current Prospectus, Summary Prospectus and Statement of Additional Information.

Please keep this Supplement for future reference.